UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2004

MONSANTO COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16167	43-1878297

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE
EXHIBIT INDEX
Press Release
Supplemental Data - Unaudited
2nd Quarter 2004 Financial Results Presentation

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 31, 2004, Monsanto Company issued a press release announcing financial and operating results for period ended Feb. 29, 2004. This press release, as well as the second quarter and first-half fiscal year 2004 unaudited supplemental data referenced in the press release, are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference.

     In addition, we announced in a press release issued on March 18, 2004, that a webcast conference call would be held on March 31, 2004, to discuss our Feb. 29, 2004 financial and operating results as well as future expectations. A slide presentation for use in conjunction with this conference call is furnished as Exhibit 99.3 hereto and incorporated herein by reference.

     The data referenced in our press release and in the slide presentation for use in conjunction with our conference call will be posted to our website located at http://www.monsanto.com and can be viewed through the “Investor Information” page of the website under the tab “Financial Information and Presentations,” although we reserve the right to discontinue that availability at any time.

     The press release and other materials furnished herewith use the non-GAAP financial measures of “EBIT,” “free cash flow” and earnings per share (“EPS”) excluding the effect of certain items. We define “EBIT” as earnings before cumulative effect of accounting change, interest and income taxes. EBIT is the primary operating performance measure for our two business segments. We believe that EBIT is useful to investors and management to demonstrate the operational profitability of our segments by excluding interest and taxes, which are generally accounted for across the entire company on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the company.

     We define “free cash flow” as the total of cash flows from operating activities and cash flows from investing activities. We believe that free cash flow is useful to investors and management as an indication of the ability of our business to generate cash. This cash can be used to meet business needs and obligations, reinvested into the company for future growth, or returned to our shareowners through dividend payments or share repurchases. Free cash flow is also used by management as one of the performance measures in determining incentive compensation.

     Our non-GAAP EPS financial measure may exclude the impact of restructuring charges, charges associated with the settlement of litigation, gains and losses on the sale of assets, and certain other items. The specific items that are excluded from, and result in, our non-GAAP EPS financial measure are clearly identified as such in the press release and other materials furnished herewith. We believe that our non-GAAP EPS financial measure presented with these adjustments best reflect our ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes. In addition, management uses the non-GAAP EPS financial measure as a guide in its budgeting and long-range planning processes.

     The presentation of EBIT, free cash flow and EPS excluding the effect of certain items is intended to supplement investors’ understanding of our operating performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies. Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, or comprehensive income (loss), as determined in accordance with accounting principles generally accepted in the United States.

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     We are furnishing the information contained in this report, including the Exhibits, pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibits.

     Certain statements contained in this report, including the information contained in the Exhibits, such as statements concerning our anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are “forward-looking statements.” These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, our actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: our exposure to various contingencies, including those related to Solutia Inc., litigation, intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for our Roundup herbicide; the accuracy of our estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of our research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; our ability to continue to manage our costs; our ability to successfully market new and existing products in new and existing domestic and international markets; our ability to obtain payment for the products that we sell; our ability to achieve and maintain protection for our intellectual property; the effects of our accounting policies and changes in generally accepted accounting principles; our ability to fund our short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in our filings with the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this report. We disclaim any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2004	MONSANTO COMPANY

	By:	/s/ Nancy E. Hamilton

	Name:	Nancy E. Hamilton
Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated March 31, 2004, issued by Monsanto Company

99.2	Second Quarter and First-Half Fiscal Year 2004 Supplemental Data — Unaudited

99.3	Second Quarter 2004 Financial Results Slide Presentation

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